UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2025

EDISON INTERNATIONAL

(Exact name of registrant as specified in its charter)

California	001-9936	95-4137452
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2244 Walnut Grove Avenue

(P.O. Box 976)

Rosemead, California 91770

(Address of principal executive offices, including zip code)

(626) 302-2222

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ☐ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ☐ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ☐ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ☐ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	EIX	NYSE	LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

Item  8.01Other Events

On November 20, 2025, Edison International issued a press release announcing the commencement of tender offers (the “Offers”) to purchase for cash any and all of its outstanding 5.00% Fixed-Rate Reset Cumulative Perpetual Preferred Stock, Series B (the “Series B Preferred Stock”) and 5.375% Fixed-Rate Reset Cumulative Perpetual Preferred Stock, Series A (the “Series A Preferred Stock” and, together with the Series B Preferred Stock, the “Securities”). The Offers will expire on December 19, 2025 at 5:00 p.m., New York City time, unless Edison International earlier extends or terminates it.

Attached as Exhibit 99.1, and incorporated by reference herein, is a copy of Edison International’s press release dated November 20, 2025 related to the Offers.

Tender Offer Statement

This communication is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any shares of the Securities. A tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related materials, has been filed with the Securities and Exchange Commission by Edison International. The solicitation and offer to buy shares of the Securities has been made pursuant to the offer to purchase, the letter of transmittal and the related materials that Edison International has filed as part of the Schedule TO. Holders of the Securities should carefully read those materials when they are available because they contain important information, including the various terms and conditions of the Offers. Neither Edison International nor its directors make any recommendation as to whether to tender shares. Shareholders may obtain free copies of the tender offer statement on Schedule TO, the offer to purchase, the letter of transmittal and the related materials that have been filed by Edison International with the Securities and Exchange Commission at the commission’s website at www.sec.gov. Holders of the Securities also may obtain a copy of these documents, without charge, from the information agent for the Offers.

Item  9.01Financial Statements and Exhibits

(d)	Exhibits

See the Exhibit Index below.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Edison International Press Release dated November 20, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDISON INTERNATIONAL
(Registrant)

/s/ Brendan Bond
Brendan Bond
Vice President and Treasurer

Date: November 20, 2025